UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 21, 2014

SECURE LUGGAGE SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	68-0677444	333-162518
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(Commission File Number)

11705 Boyette Rd. Suite 437, Riverview , FL 33569

(Address of principal executive offices) (Zip Code)

(813) 898-7232

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Effective March 21, 2014, the Board of Directors of Secure Luggage Solutions Inc. has identified an appropriate acquisition target that will drive shareholder value, and has initiated discussions with the prospective entity. A material definitive agreement once entered and signed will be disclosed immediately pursuant to Item 1.01, also the appointment of new directors to the board will be disclosed pursuant to Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE LUGGAGE SOLUTIONS INC.

March 21, 2014

By:      /s/ Donald G. Bauer

Donald G. Bauer

Chief Executive Officer